EXHIBIT 10.5

                              FORBEARANCE AGREEMENT

     THIS FORBEARANCE AGREEMENT ("Forbearance Agreement") is entered into as of May 14, 2002, by and among PRIMESOURCE HEALTHCARE, INC. (f/k/a LUXTEC
CORPORATION), a Massachusetts corporation (the "Borrower"), each of the Guarantors party to the Credit Agreement defined below (the "Guarantors"), and ARK CLO 2000-1, LIMITED (the "Lender"). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

                                    RECITALS

     A. The Borrower, the Guarantors, and the Lender are parties to that certain Amended and Restated Loan and Security Agreement dated as of March 2, 2001 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement").

     B. The Guarantors have guaranteed the full and punctual payment when due, and the performance, of all liabilities, agreements and other obligations of the Borrower to Lender pursuant to separate Amended and Restated Unlimited Guaranties, each dated as of March 2, 2001 (collectively, as amended, supplemented or otherwise modified from time to time, the "Guarantee").

     C. An Event of Default (as defined in the Credit Agreement) has occurred and is continuing under the Credit Agreement that, among other things, entitle Lender to commence immediate enforcement and collection actions (collectively, the "Enforcement Actions").

     D. The Borrower and Guarantors have requested that the Lender agree to forbear from taking any Enforcement Actions, but only to the extent, and on the terms set forth expressly below.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Acknowledgments and Waivers.

          (a) The Borrower acknowledges and confirms that, as of April 30, 2002, the outstanding principal balance of Revolving Loans was no less than $1,275,303, the outstanding principal balance of the Equipment Loan was no
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     less than $5,858,  and the outstanding  principal  balance of the Term Loan
               ------
     was   no   less   than   $ 160,000     (collectively,    the   "OUTSTANDING
                              ---------
     PRINCIPAL"), together with $ 13,626  accrued  and  unpaid  interest  on the
                                --------
     Outstanding Principal (the "OUTSTANDING INTEREST") and all costs, fees and expenses incurred under the Credit Agreement (the "OUTSTANDING FEES" and, together with the Outstanding Principal and the Outstanding Interest, the "CURRENT OUTSTANDING INDEBTEDNESS"). Borrower agrees that it owes the Current OutstandingIndebtedness free of any offset, defense or counterclaim and agrees that it will not assert any set off, defense or counterclaim to
     the  Current   Outstanding   Indebtedness.   In   addition,   the  Borrower
     acknowledges that it remains liable for (i) all interest on the Outstanding Principal accruing from and after the date hereof (the "CONTINUING INTEREST") and (ii) all costs, fees and expenses incurred from and after the date hereof, in each case, pursuant to the Credit Agreement (the "CONTINUING FEES" and, together with the Current Outstanding Indebtedness and the Continuing Interest, the "OUTSTANDING INDEBTEDNESS"). The Borrower acknowledges and affirms its obligations under the Credit Agreement and any other related document executed in connection therewith.

          (b) Liens and Security Interests. The Borrower acknowledges,  ratifies
              ----------------------------
     and reaffirms the validity and enforceability of the Credit Agreement and all liens and security interests granted thereunder to Lender as collateral security for the Outstanding Indebtedness under the Credit Agreement, and acknowledges that all such liens and security interests and all collateral pledged as security for the Outstanding Indebtedness continue to be and remain collateral for the Outstanding Indebtedness from and after the date hereof.


          (c)  Event of  Default.  The  Borrower  acknowledges  that an Event of
               -----------------
     Default has occurred under Section 7.01(k) of the Credit Agreement (the "EXISTING DEFAULT") by permitting certain Events of Default (the "CROSS DEFAULTS") to occur and continue under the Amended and Restated Credit Agreement dated June 14, 1999 among PrimeSource Surgical, Inc., Bimeco, Inc., Medial Companies Alliance, Inc., Douglas Medical Inc. and State Street Bank and Trust Company, as amended (the "SURGICAL CREDIT AGREEMENT") and that, pursuant to Section 7.02 of the Credit Agreement, Lender is presently entitled to declare the Outstanding Indebtedness under the Credit Agreement due and payable.

     2. Forbearance and Forbearance  Termination Date.  Subject to the terms and
        ----------------------------------------------
conditions set forth herein, the Lender will forbear from taking any Enforcement Action in respect of the Outstanding Indebtedness as a result of the Existing Default until the earlier of (a) July 31, 2002 or (b) the date upon which any one of the Forbearance Conditions is not satisfied or ceases to continue to be satisfied (the earlier of clauses (a) or (b) being referred to herein as the "FORBEARANCE TERMINATION DATE"). For purposes of this Forbearance Agreement, Forbearance Conditions shall mean: (i) no Event of Default (other than Existing Defaults) shall occur under the Credit Agreement, (ii) Borrower shall perform, as and when required, all of its agreements, covenants and obligations under

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

this Forbearance Agreement and Borrower shall not have breached any representation or warranty set forth herein and (iii) the agreement by Citizens Bank of Massachusetts ("CITIZENS") to forbear from exercising its rights and remedies under the Surgical Credit Agreement in respect of the Cross Defaults shall be in effect. Nothing set forth herein or contemplated hereby is intended to constitute an agreement by the Lender to forbear from the exercise of any of the rights and remedies available to the Lender under the Credit Agreement and the other related documents executed in connection therewith (all of which rights and remedies are hereby expressly reserved by the Lender) upon and after the occurrence of a Forbearance Termination Date.



     3. Default Rate of Interest.  The Outstanding Principal shall bear interest
        ------------------------
at the default rate of interest at a fluctuating rate per annum equal to seven percent (7%) above the Prime Rate pursuant to Section 2.06 of the Credit Agreement.


     4. Deferral of Term Loan Payments.  Subject to the terms and conditions set
         ------------------------------
forth herein, the balloon payment of the Term Loan pursuant to Section 2.03(b) of the Credit Agreement shall be deferred until July 31, 2002.

     5. Conditions Precedent to Forbearance Agreement. Notwithstanding any other
        ---------------------------------------------
provision of this Forbearance Agreement, the obligation of the Lender to forbear from taking any Enforcement Action in respect of the Outstanding Indebtedness is subject to Lender's receipt of the following: (a) a copy of the Forbearance Agreement, dated as of [Date], by and between the Borrower and Citizens showing that the Cross Defaults have been waived by Citizens or that Citizens has agreed to forbear from exercising its rights and remedies under the Surgical Credit Agreement in respect of the Cross Defaults at least until July 31, 2002, (b) copies of all written communications, received by the Borrower, to purchase the Borrower, (c) a copy of the Limited Guarantee dated as of March 2, 2001 by the Borrower in favor of Citizens Bank of Massachusetts, (d) a copy of the Parent Pledge Agreement dated as of March 2, 2001 by the Borrower in favor of Citizens,
(e) the payment, or evidence of payment, of all fees and expenses of Allfirst Bank related to the September 2001 collateral examination of Accutech, and (f) the payment of all reasonable fees and expenses (including attorneys' fees) and out-of-pocket expenses of the Lender that are due and payable from the Borrower to the Lender in accordance with Section 10.04 of the Credit Agreement, including but not limited to all such amounts incurred in connection with this Forbearance Agreement and (c) counterparts of this Forbearance Agreement duly executed by the Borrower and the Guarantors.

     6. Release.  The Borrower and Guarantors each hereby release the Lender and
        --------
the Lender's respective subsidiaries, affiliates, members, partners, officers, employees, representatives, agents, managers, counsel, directors, successors and assigns, both present and former, from any and all actions, causes of action,

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

claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act in connection with the Credit Agreement on or prior to the date hereof.

     7. Borrower's  Representations  and Warranties.  Borrower hereby represents
        -------------------------------------------
and warrants as follows:


          (a)  Corporate  Power  and  Authority.   Borrower  has  all  requisite
               --------------------------------
     corporate power and authority to enter into this Forbearance Agreement and to carry out the transactions contemplated by, and perform its obligations under, the Forbearance Agreement.

          (b)  Authorization  of  Agreements.  The  execution  and  delivery  by
               -----------------------------
     Borrower of this Forbearance Agreement and the performance by Borrower of the Forbearance Agreement have been duly authorized by all necessary corporate action on the part of Borrower.

          (c) No  Conflict.  The  execution  and  delivery  by  Borrower of this
              ------------
     Forbearance Agreement and the performance by Borrower of the Forbearance Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Borrower, or any order, judgment or decree of any court or other agency of government binding on Borrower, (ii) violate any provision of the Certificate or Articles of Incorporation or Bylaws of Borrower, (iii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any contractual obligation of borrower, (iv) result in or require the creation or imposition of any lien, other than as set forth herein, upon any of the properties or assets of Borrower, or (v) require any approval of members, stockholders or partners or any approval or consent of any person under any contractual obligation of Borrower, except for such approvals or consents which have been obtained on or before the effective date of the Forbearance Agreement and disclosed in writing to Lender.

          (d) Governmental  Consents.  The execution and delivery by Borrower of
              ----------------------
     this Forbearance Agreement and the performance by Borrower of the Forbearance Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.


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

          (e)  Binding  Obligation.  This  Forbearance  Agreement  has been duly
               -------------------
     executed and delivered by Borrower and is the legally valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

          (f) Absence of Default.  Except for the Existing Default, no event has
              ------------------
     occurred and is continuing or will result from the consummation of the transactions contemplated by this Forbearance Agreement that would constitute an Event of Default.

     8. Guarantors' Representations.  Guarantors hereby represent and warrant as
         ---------------------------
follows:


          (a)  Corporate  Power and  Authority.  Guarantors  have all  requisite
               -------------------------------
     corporate power and authority to enter into this Forbearance Agreement.

          (b)  Authorization  of  Agreements.  The  execution  and  delivery  by
               -----------------------------
     Guarantors of this Forbearance Agreement have been duly authorized by all necessary corporate action on the part of the Guarantors.

          (c) No Conflict.  The  execution  and delivery by  Guarantors  of this
              -----------
     Forbearance Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Guarantors, or any order, judgment or decree of any court or other agency of government binding on Guarantors, (ii) violate any provision of the Certificate or Articles of Incorporation or Bylaws of or any other restriction binding on Guarantors, (iii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any contractual obligation of Guarantors, (iv) result in or require the creation or imposition of any lien upon any of the properties or assets of the Guarantors, or (v) require any approval of members, stockholders or partners or any approval or consent of any person under any contractual obligation of Guarantors.


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

          (d) Governmental Consents. The execution and delivery by Guarantors of
              ---------------------
     this Forbearance Agreement and the performance by Guarantors of this Forbearance Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

          (e)  Binding  Obligation.  This  Forbearance  Agreement  has been duly
               -------------------
     executed and delivered by Guarantors and is the legally valid and binding obligation of Guarantors, enforceable against Guarantors in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

          (f) Continuing  Guaranty.  Each Guarantor hereby  acknowledges that it
              --------------------
     has reviewed the terms and provisions of this Forbearance Agreement and consents to the provisions of this Forbearance Agreement. Each Guarantor hereby confirms that the Guarantee will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all obligations of such Guarantor in respect of the obligations of Borrower now or hereafter existing under or in respect of the Credit Agreement and other related documents executed in connection therewith.

     9. Miscellaneous.
        -------------

          (a) No  Waiver.  The  execution,  delivery  and  performance  of  this
              ----------
     Forbearance Agreement shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Lender under the Credit Agreement or any other related agreement executed in connection therewith, except as specifically provided in this Forbearance Agreement and, except as expressly set forth herein, all of the provisions of the Credit Agreement shall remain in full force and effect regardless of any forbearance by the Lender of its rights and remedies hereunder.

          (b) Exercise of  Remedies.  Borrower  agrees  that,  at any time on or
              ---------------------
     after the Forbearance Termination Date, Lender shall be entitled to exercise all rights and remedies available, whether under the Credit Agreement or at law or in equity, without further notice or demand.

          (c) No Reliance. Each of the Borrower and Lender understands that this
              -----------
     is a legally binding Agreement that may affect its rights. Each represents to the other that it has received legal advice from counsel of its choice

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

     in connection with the negotiation, drafting, meaning and legal significance of this Forbearance Agreement and that it is satisfied with its legal counsel and the advice received from it. The Borrower has entered into this agreement freely and voluntarily, without coercion, duress, distress or undue influence by Lender or any other person or entity affiliated with Lender or any of their respective directors, officers, partners, agents or employees.

          (d) Interpretation. Should any provision of this Forbearance Agreement
              --------------
     require judicial interpretation, it is agreed that a court interpreting or construing the same shall not apply a presumption that the terms hereof shall be more strictly construed against any party by reason of the rule of construction that a document is to be construed more strictly against the party who itself or through its agent prepared the same.

          (e)  Entire  Agreement;   Severability.   This  Forbearance  Agreement
               ---------------------------------
     constitutes the entire agreement of the Borrower and Lender concerning the subject matter hereof, and all prior or contemporaneous understandings, oral representations or agreements had among the parties with respect to the subject matter hereof are merged in, and are contained in, this Forbearance Agreement. This Agreement shall be governed by, and interpreted in accordance with the laws of the State of New York without regard to principles of conflict of law. If any provision of this agreement shall be unenforceable under applicable law, such provision shall be ineffective without invalidating the remaining provisions of this Forbearance Agreement.

          (f) Submission to Jurisdiction.  The parties agree that any federal or
              --------------------------
     state court sitting in the State of New York shall have exclusive jurisdiction to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise under and/or out of and/or relating to and/or in connection with this Forbearance Agreement and for such purposes irrevocably submits to the jurisdiction of such courts.

          (g)  Headings.  Section and  subsection  headings in this  Forbearance
               --------
     Agreement are included herein for convenience of reference only and shall not constitute a part of this Forbearance Agreement for any other purpose or be given any substantive effect.

          (h)  Counterparts;  Effectiveness.  This Forbearance  Agreement may be
               ----------------------------
     executed by telecopy in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same document. Transmission by telecopier of an executed

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

     counterpart of this Forbearance Agreement shall be deemed to constitute due and sufficient delivery of such counterpart. Each fully executed counterpart of this Forbearance Agreement shall be deemed to be a duplicate original.

          (i)  Successors  and  Assigns.  The terms of this  Agreement  shall be
               ------------------------
     binding upon and shall inure to the benefit of the parties and their respective successors and assigns, participants and transferees. All representations and warranties made herein shall survive the execution and delivery of this Forbearance Agreement.


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


     IN WITNESS WHEREOF, the parties hereto have caused a counterpart of this Forbearance Agreement to be duly executed and delivered as of the date first above written.





BORROWER:                                  PRIMESOURCE HEALTHCARE, INC.,
--------                                     f/k/a Luxtec Corporation

                                             a Massachusetts corporation


                                           By:  /s/ Bradford C. Walker
                                                ----------------------
                                                 Name: Bradford C. Walker
                                                 Title:  President

GUARANTOR:                                 FIBER IMAGING TECHNOLOGIES, INC.,
---------
                                             a Massachusetts corporation


                                                By: /s/ Bradford C. Walker
                                                ----------------------
                                                  Name: Bradford  C. Walker
                                                  Title:  President

                                           CATHTEC INCORPORATED,
                                             a   Massachusetts corporation


                                           By: /s/ Bradford C. Walker
                                                ----------------------
                                                  Name: Bradford C. Walker
                                                  Title:  President

                                           CARDIODYNE, INC.,
                                             a Massachusetts corporation


                                           By: /s/ Bradford C. Walker
                                                ----------------------
                                                Name: Bradford C. Walker
                                                Title:  President

LENDER:                                    ARK CLO 2000-1, LIMITED
------

                                           By: Patriarch Partners, LLC,
                                               its Collateral Manager


                                           By: /s/ Lynn Tilton
                                              ------------------------------
                                                Name:   Lynn Tilton
                                                Title:  Authorized Signatory


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